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                                                                   EXHIBIT 10.22

                                YOUCENTRIC, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


                            ARTICLE I - INTRODUCTION

                  1.1 STATEMENT OF PURPOSE. The purpose of the Plan is to provide each Eligible Employee an opportunity to purchase Stock. The Board believes that employee participation in ownership will be to the mutual benefit of both the employees and the Company.

                  1.2 INTERNAL REVENUE CODE CONSIDERATIONS. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Code section 423. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of the Code.


                            ARTICLE II - DEFINITIONS

                  2.1 "ADMINISTRATOR" means the individual or committee (which may be a committee of the Board) appointed by the Board to administer the Plan, as provided in Section 6.4 hereof.

                  2.2 "BOARD" means the Board of Directors of the Company.

                  2.3 "CODE" means the Internal Revenue Code of 1986, as amended.

                  2.4 "COMPANY" means YOUcentric, Inc., a North Carolina corporation.

                  2.5 "COMPENSATION" means the total base earnings paid, during the period of reference, to an Employee by the Employer, including regular salary or wages, but excluding overtime payments, bonuses, commissions, vacation pay and expense reimbursements and other compensation, to which has been added
(a) any elective deferral amounts by which the Employee has had his current remuneration reduced for the purposes of funding a contribution to any plan sponsored by the Employer and satisfying the requirements of section 401(k) of the Code, and (b) any amounts by which the Employee's compensation has been reduced pursuant to a compensation reduction agreement between the Employee and the Employer for the purpose of funding benefits through any cafeteria plan sponsored by the Employer meeting the requirements of section 125 of the Code.

                  2.6 "CONTINUOUS SERVICE" means the period of time during which the Employee has been employed by the Employer and during which there has been no interruption of Employee's employment by the Employer. For this purpose, periods of Excused Absence

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shall not be considered to be interruptions of Continuous Service. Continuous
Service shall, at the election of the Committee, include periods of service with a corporation or other entity acquired by an Employer after the Effective Date.

                  2.7 "EFFECTIVE DATE" shall mean the first January 1 or July 1 that occurs at least forty-five (45) days following the date on which the Company's firmly underwritten initial public offering of Stock is completed, if within twelve months of that date, the Plan is or has been approved at a meeting of the stockholders of the Company by the affirmative vote of the holders of the majority of the Stock outstanding.

                  2.8 "ELIGIBLE EMPLOYEE" means each Employee who has completed six (6) months of Continuous Service (or with respect to the initial Purchase Period commencing __________, 2000, one (1) month of Continuous Service prior to such date) other than:

                  (a) an Employee whose customary employment is for 20 or fewer hours per week,

                  (b) an Employee whose customary employment is for not more than five months in any calendar year, and

                  (c) an Employee who immediately after a grant of an option under this Plan owns (or is deemed to own pursuant to Code section 424(d)) stock of the Company and/or holds outstanding option(s) to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation of the Company within the meaning of Code section 424(f).

                  2.9 "EMPLOYEE" means each person whom the Employer treats as a common law employee for federal payroll tax purposes.

                  2.10 "EMPLOYER" means the Company and each Subsidiary.

                  2.11 "EXCUSED ABSENCE" means an absence pursuant to a leave of absence granted by the Employer, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. An Excused Absence shall terminate upon the earlier of (a) the ninety-first (91st) day of any such absence unless the individual's right to reemployment beyond such date is guaranteed either by statute or by contract, in which case the Excused Absence shall terminate on the day following the last day on which such reemployment is so guaranteed, or (b) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or the individual recovers from illness or disability.

                  2.12 "FAIR MARKET VALUE" means the value of the Stock as determined in good faith by the Administrator, provided, however, that:

                  (a) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the closing sale price reported for the Stock on such

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exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

                  (b) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or on the last day preceding such date on which a sale was reported; or

                  (c) if the Stock is admitted to quotation on NASDAQ and has not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

                  2.13 "OFFERING" means the offering of shares of Stock under the Plan.

                  2.14 "OFFERING DATE" means the first business day of each Purchase Period during which the Plan is in effect.

                  2.15 "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

                  2.16 "PLAN" means the YOUcentric, Inc. Employee Stock Purchase Plan, as set forth herein and as may hereafter be amended.

                  2.17 "PURCHASE AGREEMENT" means the document prescribed by the Administrator pursuant to which an Eligible Employee has enrolled to be a Participant.

                  2.18 "PURCHASE DATE" means the last business day of each Purchase Period.

                  2.19 "PURCHASE PERIOD" means each approximate six (6) month period beginning with the first business day on or after each January 1 and July 1 and ending on the last business day the period ending six (6) months thereafter. The fist Purchase Period shall begin on the first business day on or after the Effective Date.

                  2.20 "PURCHASE PRICE" has the meaning set forth in Section 4.3 of this Plan.

                  2.21 "REGISTRATION STATEMENT" means the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Stock.

                  2.22 "STOCK" means the Common Stock, no par value, of the Company.

                  2.23 "STOCK PURCHASE ACCOUNT" means a bookkeeping account reflecting all amounts withheld from an Employee's Compensation or otherwise paid into the

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Plan for the purpose of purchasing shares of Stock for such Employee under the
Plan, reduced by all amounts applied to the purchase of Stock for such Employee under the Plan.

                  2.24 "SUBSIDIARY" shall mean a corporation described in Code section 424(f) that has, with the permission of the Administrator, adopted the Plan. The Subsidiaries are listed on Schedule A attached hereto, which shall be amended from time to time by the Administrator to reflect the addition and/or deletion of Subsidiaries.


                    ARTICLE III - ADMISSION TO PARTICIPATION

                  3.1 INITIAL PARTICIPATION. Only Eligible Employees may participate in the Plan. Any Eligible Employee may become a Participant by executing and filing with the Administrator a Purchase Agreement at such time in advance of an Offering Date, and on such forms, as the Administrator shall prescribe for this purpose. The effective date of an Eligible Employee's participation shall be the Offering Date next following the date on which the Administrator receives from the Eligible Employee a properly executed and timely filed Purchase Agreement. Participation in the Plan will continue automatically from one Purchase Period to another unless notice is given pursuant to Section 3.2.

                  3.2 VOLUNTARY DISCONTINUANCE OF PARTICIPATION. Any Participant may voluntarily withdraw from the Plan by filing a Notice of Withdrawal with the Administrator at such time in advance of a Purchase Date, and on such forms, as the Administrator shall prescribe for this purpose. Upon such withdrawal, there shall be paid to the Participant the amount, if any, credited to his Stock Purchase Account. The delivery of certificates representing the shares of Stock held for such Participant under the Plan shall be handled in the manner provided in Section 4.6.

                  3.3 INVOLUNTARY DISCONTINUANCE OF PARTICIPATION. If a Participant ceases to be an Eligible Employee for any reason, the entire amount, if any, credited to the Participant's Stock Purchase Account shall be refunded to him (or, in the event of the Participant's death, paid to the Participant's estate). The delivery of certificates representing the shares of Stock held for such Participant under the Plan shall be handled in the manner provided in
Section 4.6.

                  3.4 READMISSION TO PARTICIPATION. Any Eligible Employee who has previously been a Participant, who has discontinued participation, and who wishes to be reinstated as a Participant may again become a Participant for any subsequent Purchase Period by executing and filing with the Administrator, at such time in advance of an Offering Date, and on such forms, as the Administrator shall prescribe for this purpose, a new Purchase Agreement on forms provided by the Administrator or through telephone or other electronic means as may be established by the Administrator. Reinstatement to Participant status shall be effective as of the Offering Date next following the date on which the Administrator receives from the Eligible Employee the properly executed and timely filed

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Purchase Agreement, provided that such Purchase Agreement is filed no later than the deadline in advance of such Offering Date as prescribed by the Administrator.


                           ARTICLE IV - STOCK PURCHASE

                  4.1 RESERVATION OF SHARES. Except as provided in Section 5.2 hereof, the aggregate number of shares of Stock that may be purchased under the Plan shall be Three Million (3,000,000). Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares of Stock, or shares of Stock acquired in the market or directly from shareholders.

                  4.2 GRANT OF OPTION. On the Offering Date of a Purchase Period, each Eligible Employee participating in the Plan for such Purchase Period shall be granted an option to purchase on the Purchase Date for such Purchase Period, at the Purchase Price specified in Section 4.3 below, subject to the other limitations set forth in the Plan, the lesser of (a) the number of whole and fractional shares of Stock that can be purchased by applying the full balance of his or her Stock Purchase Account to such purchase of shares at such Purchase Price, or (b) the number of shares of Stock that would not cause the Participant to exceed the limit of Section 2.8(c). Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock on the next Offering Date (unless withdrawn before such next Offering Date). Exercise of such option shall occur as provided in Section 4.3 below. Such option shall expire on the Purchase Date.

                  4.3 EXERCISE OF OPTION AND PURCHASE PRICE OF SHARES. An option to purchase shares of Stock pursuant to Section 4.2 above shall be exercised automatically on the Purchase Date for the applicable Purchase Period, and the maximum number of whole shares of Stock subject to such option pursuant to
Section 4.2 above shall be purchased for the Participant form the balance in his Stock Purchase Account. The Purchase Price per share of Stock purchased for a Participant pursuant to any Purchase Period shall be the sum of (a) eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date on which such Purchase Period commences or on the applicable Purchase Date, whichever is lower, and (b) any transfer, excise, or similar tax imposed on the transaction pursuant to which such share of Stock is purchased. No fractional shares of Stock shall be purchased; any monies accumulated in a Participant's Stock Purchase Account which are not sufficient to purchase a full share of Stock shall be retained in the Participant's Stock Purchase Account for the subsequent Purchase Period, subject to earlier withdrawal as provided herein. If the Purchase Date with respect to the purchase of Stock is a day on which the stock is selling ex-dividend but is on or before the record date for such dividend, then for Plan purposes the Purchase Price per share will be increased by an amount equal to the dividend per share.

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                  4.4 ESTABLISHMENT OF STOCK PURCHASE ACCOUNT.

                  (a) Each Participant shall authorize payroll deductions from his Compensation for the purposes of funding his Stock Purchase Account. In the Purchase Agreement, each Participant shall authorize a deduction from each payment of his Compensation during a Purchase Period, which deduction shall be not less than $10.00 nor more than fifteen percent (15%) of the gross amount of such payment, subject to Section 4.5(c). The Administrator or its designee may require that any payroll deduction must be made in whole percentages (i.e., 1%, 2%, 3%, etc.) and not in any fraction of a percentage. In addition, the Administrator may allow, in its sole discretion and subject to such terms and procedural requirements as it may establish, for the delivery of payments by Participants directly to the Administrator or its designee, provided, however, that the total payroll deductions and direct cash payments may not exceed, in the aggregate for any calendar year, fifteen percent (15%) of the total Compensation paid such Participant for the respective calendar year. Subject to
Section 3.2, a Participant may not reduce or increase his payroll deduction rate during any Purchase Period. However, a Participant may change the deduction to any permissible level for any subsequent Purchase Period by filing notice thereof at such time preceding the Offering Date on which such subsequent Purchase Period commences as the Administrator shall determine. If local law prohibits payroll deductions, for such purpose, any alternative method approved by the Committee may be substituted. A Participant's payroll deductions may be decreased by the Committee to the extent necessary to comply with Section 4.5 below.

                  (b) No interest shall accrue on any amount credited to a Stock Purchase Account. Pending application of funds credited to Stock Purchase Accounts to purchase Stock pursuant to section 4.5 and other applicable provisions of this plan, all amounts credited to such accounts may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such accounts.

                  4.5 LIMITATIONS.

                  (a) Notwithstanding anything contained herein to the contrary,
(i) a Participant may not during any calendar year purchase shares of Stock having an aggregate Fair Market Value, determined at the time of each Offering Date during such calendar year, of more than $25,000, and (ii) all rights to purchase Stock offered on an Offering Date must be exercised within twenty-seven
(27) months of such Offering Date.

                  (b) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for

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investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                  4.6 SHARE OWNERSHIP; ISSUANCE OF CERTIFICATES.

                  (a) The shares purchased for a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Administrator in accordance with Section 4.6(b).

                  (b) The Administrator, in its sole discretion, may determine the method for delivering shares of Stock by the Company including, but not limited to, (i) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased for all Participants on a Purchase Date or during a calendar year to a member firm of the New York Stock Exchange which is also a member of the National Association of Securities Dealers, Inc., as selected by the Administrator from time to time, which shares shall be maintained by such member firm in separate accounts for each Participant, or
(ii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased for all Participants on a Purchase Date or during the calendar year to a bank or trust Company or affiliate thereof, as selected by the Administrator from time to time, which shares shall be maintained by such bank or trust Company or affiliate in separate accounts for each Participant. In addition, the Administrator may periodically issue and deliver to the Participant a certificate for the number of whole shares of Stock purchased for such Participant on a Purchase Date or during such other time period as the Administrator may determine. Each Participant shall have full shareholder rights with respect to all shares of Stock purchased under the Plan, including, but not limited to, voting, dividend and liquidation rights. Shares which are held in the name of the Company or its agent as the nominee for the Participant will be covered by proxies provided to such Participant by the Company or its agent. Unless provided otherwise, cash dividends paid on Stock issued under the Plan will be automatically reinvested. A Participant may withdraw certificates for his shares of Stock credited to his account at any time by a written request for such withdrawal delivered to the Administrator or its designee, and upon any such request, the Company will promptly distribute such certificates to the requesting Participant. Distributions of stock certificates will be made promptly after the death, disability, retirement or other termination of employment of a Participant. In the event of a Participant's death, such stock certificates will be distributed to the Participant's estate.

                         ARTICLE V - SPECIAL ADJUSTMENTS

         5.1 SHARES UNAVAILABLE. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following shall occur:

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                  (a) The number of shares that would otherwise be purchased for each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess;

                  (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted; and

                  (c) Any amounts remaining in the respective Stock Purchase Accounts of the Participants shall be refunded to such Participants.

                  5.2 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the maximum number of shares each Participant may purchase each Purchase Period, as well as the price per share and the number of shares of Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Purchase Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten
(10) business days prior to the New Purchase Date, that the Purchase Date for the Participant's option has been changed to the New Purchase Date and that the Participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Purchase Period as provided in Section 3.2 hereof.

                  (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor

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corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"). The New Purchase Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for the Participant's option has been changed to the New Purchase Date and that the Participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Purchase Period as provided in Section 3.2 hereof.

                  5.3 ANTIDILUTION PROVISIONS. Subject to any required action of the shareholders of the Company, the aggregate number of shares of Stock reserved for purchase under the Plan, as provided above, the number of shares of Stock covered by an option as described in Section 4.2 above and the calculation of the Purchase Price under Section 4.3 above may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a recapitalization, reclassification, stock split, stock dividend, combination of shares, or transaction having similar effect. Any such adjustment shall be made by the Administrator acting with the consent of, and subject to the approval of, the Board.

                           ARTICLE VI - ADMINISTRATION

                  6.1 NONALIENATION AND RESTRICTION ON TRANSFER. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during his lifetime except as hereinafter set forth, and may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant, other than by will, the laws of descent and distribution or as provided in Section 6.9 hereof. Any such attempt to dispose of such right shall be void, and the Administrator may elect to treat such act as an election with withdraw from a Purchase Period pursuant to Section 3.2 hereof.

                  6.2 ADMINISTRATIVE COSTS. The Company (or a Subsidiary) will pay all administrative expenses incurred in the administration of the Plan other than any fees or transfer, excise, or similar taxes imposed on the transaction pursuant to which any shares of Stock are purchased. The Participant will pay any transaction fees or commissions on any sale of the shares of Stock and may also be charged the reasonable costs associated with issuing stock certificates.

                  6.3 COLLECTION OF TAXES. The Company shall be entitled to collect, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Stock under this Plan or the subsequent sale or disposition of such Stock, and the Administrator shall institute such mechanisms as shall insure the collection of such taxes. Until such tax with respect to a Participant is collected, the Company shall be entitled to retain stock issuable to the Participant as security for collection of such tax.

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                  6.4 ADMINISTRATOR. The Board shall appoint an Administrator, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Administrator shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, withdrawal documents, and all other notices required under this Plan. The Administrator shall have the fullest discretion permissible under law in the discharge of its duties. The Administrator's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants under this Plan shall be final, conclusive and binding on all parties.

                  6.5 AMENDMENT OF THE PLAN. The Board may amend the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is set after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise in its discretion determine to submit other such changes to the Plan to stockholders for approval; provided, however, that no such action may (i) without the consent of an affected Participant, materially impair the rights of such Participant with respect to any shares of Stock previously purchased for him under the Plan, or (ii) disqualify the Plan under section 423 of the Code.

                  6.6 TERMINATION OF THE PLAN. Subject to Section 5.1, the Plan shall continue in effect unless terminated pursuant to action by the Board, which shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the termination of the Plan, in the discretion of the Administrator, either Participants shall be permitted to complete unpaid subscriptions in a manner determined by the Administrator, or the balance (if any) then standing to the credit of each Participant in his Stock Purchase Account shall be refunded to him in satisfaction of all rights under the Plan. Certificates representing the shares of Stock shall be handled in the manner provided in Section 4.6.

                  6.7 REPURCHASE OF STOCK. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

                  6.8 NOTICE. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Administrator for such purpose and shall be effective only when received by the Administrator or its designee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to YOUcentric, Inc., _____________________, Charlotte, North Carolina, _______, Attention:
Administrator: Employee Stock Purchase Plan. Delivery by any other mechanism shall be deemed effective at the discretion of the Administrator.

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                  6.9 DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  6.10 REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at annually (or more frequently if the Administrator so elects). Statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, during the past 12 months (or other period covered by the report).

                           ARTICLE VII - MISCELLANEOUS

                  7.1 GOVERNMENT REGULATION. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

                  7.2 GENDER. The masculine shall include the feminine, and vice versa.

                  7.3 SEVERABILITY OF PROVISIONS; PREVAILING LAW. The provisions of the Plan shall be deemed severable. If any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of North Carolina, to the extent such laws are not in conflict with, or superseded by, federal law.

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                  IN WITNESS WHEREOF, this document is executed as of the
Effective Date.

                                        YOUCENTRIC, INC.



                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________

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                                   SCHEDULE A

                        SUBSIDIARIES AS OF EFFECTIVE DATE

None

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